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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 8, 2008

PAW SPA INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-147755
(SEC Commission No.)

1921 Denver West Court
Suite 2022
Golden, Colorado 80401
(Address of principal executive offices and Zip Code)

(303) 278-0207
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

b)

On February 8, 2008, we engaged Webb & Company, P.A., at 1501 Corporate Drive, Suite 150, Boynton Beach, Florida 33426, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the years ended November 30, 2006 and 2005, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Webb & Company, P.A. , regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Webb & Company, P.A. , provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of February, 2008.

PAW SPA, INC.

BY:  EDD COCKERILL
        Edd Cockerill
        President, Principal Executive Officer, Treasurer,
        Principal Financial Officer, Principal Accounting
        Officer and member of the Board of Directors